FIFTH AMENDMENT TO AND REAFFIRMATION OF
SUBORDINATION AND INTERCREDITOR AGREEMENT

          This FIFTH AMENDMENT TO AND REAFFIRMATION OF SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Reaffirmation”) is executed on January 14, 2009, but is effective as of the Final Approval under the Third Amended and Restated Loan Agreement (as defined below) by and among CARBIZ INC., a corporation incorporated under the laws of the province of Ontario, Canada (“Carbiz Parent”), CARBIZ USA INC., a Delaware corporation (“Carbiz USA”), CARBIZ AUTO CREDIT, INC., a Florida corporation (“Carbiz Auto”), CARBIZ AUTO CREDIT JV1, LLC, a Florida limited liability company (“Carbiz LLC”), CARBIZ AUTO CREDIT AQ, INC., a Florida corporation (“Carbiz AQ”), TEXAS AUTO CREDIT, INC., a Florida corporation (“Houston Auto”; Carbiz USA, Carbiz Auto, Carbiz LLC, Carbiz AQ and Houston Auto, are collectively referenced to herein as the “Borrowers”; Borrowers and Carbiz Parent are referred to herein individually as an “Obligor” and collectively as the “Obligors”), TRAFALGAR CAPITAL SPECIALIZED INVESTMENT FUND, LUXEMBOURG, a Luxembourg SICAV fund (“Subordinated Creditor”), and DEALER SERVICES CORPORATION, a Delaware corporation (“DSC”).

R E C I T A L S:

          A.      Borrowers, Carbiz Parent, as a Guarantor, SWC SERVICES LLC, a Delaware limited liability company (“Administrative Agent”) and AGM, LLC, a Delaware limited liability company (“Additional Collateral Agent”) and the Lenders party thereto have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of December 24, 2007 (the “Second Amended and Restated Loan Agreement”) pursuant to which, among other things, Lenders made certain loans and other financial accommodations to Borrowers.

          B.      Ronald Peterson (“Trustee”) has been appointed permanent bankruptcy case Trustee for Administrative Agent, Lenders and Additional Collateral Agent.

          C.      Trustee has agreed, pursuant to the Asset Purchase Agreement attached as Exhibit A hereto (the “Purchase Agreement”), to assign the Loan Documents (as defined in the Purchase Agreement) to DSC.

          D.      DSC and Borrowers have agreed to enter into the Third Amended and Restated Loan Agreement (the “Third Amended and Restated Loan Agreement”) and the additional loan agreements attached as Exhibit B hereto (together with the Third Amended and Restated Loan Agreement hereinafter referred to as the “DSC Loan Agreements”).

          E.      Carbiz Parent and Subordinated Creditor have entered into (i) that certain Securities Purchase Agreement dated as of February 28, 2007 pursuant to which, among other things, Subordinated Creditor has extended credit to Carbiz Parent as evidenced by certain Secured Convertible Debentures dated as of February 28, 2007 issued by Carbiz Parent in favor of Subordinated Creditor in the aggregate principal amount of $2,500,000.00, (ii) that certain Securities Purchase Agreement dated as of August 31, 2007 pursuant to which, among other things, Subordinated Creditor has extended credit to Carbiz Parent as evidenced by certain

Secured Convertible Debentures dated as of August 31, 2007 issued by Carbiz Parent in favor of Subordinated Creditor in the aggregate principal amount of $1,000,000.00, (iii) that certain Securities Purchase Agreement dated as of September 26, 2007 pursuant to which, among other things, Subordinated Creditor has extended credit to Carbiz Parent as evidenced by certain Secured Convertible Debentures dated as of September 26, 2007 issued by Carbiz Parent in favor of Subordinated Creditor in the aggregate principal amount of $1,500,000.00, and (iv) that certain agreement dated September 15, 2008 amending certain terms of the Secured Convertible Debentures referenced above.

          F.      Obligors, Administrative Agent and Subordinated Creditor are parties to that certain Subordination and Intercreditor Agreement dated as of March 23, 2007 (as the same has been amended pursuant to (i) that certain Consent and Amendment to Subordination Agreement dated August 31, 2007, (ii) that certain Consent and Second Amendment to Subordination Agreement dated September 26, 2007, (iii) that certain Amendment to and Reaffirmation of Subordination and Intercreditor Agreement dated as of October 1, 2007, and (iv) that certain Fourth Amendment to and Reaffirmation of Subordination and Intercreditor Agreement dated as of December 24, 2007 and as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”), pursuant to which Subordinated Creditor agreed, among other things, that the Subordinated Indebtedness is and shall be subordinate to the prior payment and performance in full of the Senior Indebtedness, upon the terms and subject to the conditions therein set forth.

          G.      As a condition precedent to the effectiveness of the Third Amended and Restated Loan Agreement and the DSC Loan Documents, DSC has required the execution, delivery and performance of this Reaffirmation by the Obligors and Subordinated Creditor.

          NOW, THEREFORE, (i) in order to induce DSC to enter into and deliver the Third Amended and Restated Loan Agreement and the DSC Loan Documents and to perform its obligations under the Third Amended and Restated Loan Agreement and the DSC Loan Documents and (ii) for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

          1.      Definitions. Except as otherwise indicated herein, all capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Subordination Agreement, as amended hereby.

          2.      References. The parties hereto hereby acknowledge and agree that all references in the Subordination Agreement to the “Loan Agreement” shall be deemed to refer to the Third Amended and Restated Loan Agreement and the DSC Loan Documents. All references in the Subordination Agreement to “Administrative Agent” or “Lender” shall be deemed to refer to DSC.

          3.      Consent and Reaffirmation by Subordinated Creditor. Subordinated Creditor acknowledges that it has received a copy of the Third Amended and Restated Loan Agreement and the DSC Loan Documents and Subordinated Creditor hereby consents to the execution, delivery and performance of the terms thereof. Subordinated Creditor hereby (i) ratifies and reaffirms the continued subordination of the Subordinated Indebtedness to the Senior Indebtedness in accordance with, and its liabilities, obligations and agreements under, the terms of the Subordination Agreement, (ii) acknowledges that except as specifically set forth herein, DSC does not waive, diminish or limit any term or condition contained in the Subordination Agreement and (iii) agrees that the Subordination Agreement, the subordination effected thereby and the rights and obligations of Subordinated Creditor, DSC and the Obligors arising thereunder shall not be affected, modified or impaired in any manner or to any extent by the Third Amended and Restated Loan Agreement or the DSC Loan Documents or the transactions contemplated thereby, except to the extent herein set forth.

          4.      Amendment.

          (a)      The definition of “Permitted Subordinated Indebtedness Payments” set forth in Section 1 of the Subordination Agreement is hereby amended by amending and restating clauses (a) and (f) to read as follows:

          (a)      the following payments of interest and principal on account of the Subordinated Indebtedness as evidenced by the Subordinated Debentures at the times specified below:

DATE	AMOUNT
March 2009	$250,000
Monthly April 2009
through December 2009	$50,000
Monthly January 2010
through August 2010	$100,000

          (f)      Five Million One Hundred Thirty Five Thousand Dollars ($5,135,000) in September 2010 but only so long as: (i) the Borrowers have Accounts arising from buy-here-pay-here transactions which are not in default or contractually delinquent and are not subject to any Lien other than the Lien of DSC and which have an aggregate principal balance of at least Ten Million Dollars ($10,000,000); and (ii) after the payment to Subordinated Creditor contemplated by this clause (f), the Borrowers, on a consolidated basis, will have cash on hand that exceeds their consolidated current payables by at least One Million Dollars ($1,000,000). For the purposes of this clause (f), the terms “Account” and “Lien” shall have the meaning ascribed to those terms in the Third Amended and Restated Loan Agreement.

          (b)      The definition of “Senior Indebtedness” set forth in Section 1 of the Subordination Agreement is hereby amended and restated in its entirety to read as follows:

          Senior Indebtedness shall mean all Debt, liabilities and other obligations of any and every kind and nature now existing or hereafter arising, contingent or otherwise, of any Obligor or any other Person under, in connection with, or evidenced or secured by (a) the initial Three Million Dollars ($3,000,000) paid by

DSC to the Trustee in exchange for Borrowers’ inventory loans and the Trustee’s security interest in and to Borrowers’ automobile inventory pursuant to the Purchase Agreement or (b) the Loan Agreement (as amended and restated by the Third Amended and Restated Loan Agreement) or any of the other Loan Documents, including, without limitation, all such obligations to pay (i) principal, (ii) interest or premium (including interest accruing after the commencement of any Proceeding, whether or not constituting an allowed claim in such Proceeding), (iii) fees, (iv) costs, expenses and other amounts related to any indemnity against loss, damage or liability, (v) any other monetary obligation, and all such Debt, obligations and liabilities incurred with respect to Permitted Refinancings, together with any amendments, restatements, modifications, renewals or extensions of any thereof permitted hereunder; provided, that, in no event shall the original principal amount of the Senior Indebtedness exceed the sum of (a) $141,375,000 plus (b) costs and expenses incurred following the occurrence of a Senior Payment Default or Senior Covenant Default, as the case may be, by or for the account of the holders of Senior Indebtedness (or any representatives thereof).

The parties hereto hereby acknowledge and agree that all references in the Subordination Agreement and herein to the “Senior Indebtedness” shall be deemed to be references to the “Senior Indebtedness” as such definition is amended hereby.

          (c)      Subsection 2.7 of the Subordination Agreement is hereby amended to increase the one hundred and twenty (120) day period in clause (b)(i) of Subsection 2.7 to one year and the corresponding references to that period in clause (b)(iii) and the final sentence of Subsection 2.7 shall be to one year rather than one hundred and twenty (120) days.

          5.      Representations and Warranties. Subordinated Creditor hereby represents and warrants to DSC that it has not (i) received, during the 120 day period ending on the date hereof, a copy of any Senior Default Notice (as defined in the Subordination Agreement) from the Administrative Agent or Additional Collateral Agent for purposes of calculating the length of any blockage period under subsection 2.2 of the Subordination Agreement and/or (ii) delivered to the Administrative Agent or Additional Collateral Agent, during the 120 day period ending on the date hereof, a notice for purposes of calculating the length of any standstill periods under subsection 2.7 of the Subordination Agreement. Subordinated Creditor agrees and acknowledges that no standstill period pursuant to subsection 2.7 of the Subordination Agreement has commenced or currently exists as of the date hereof. All rights of DSC to commence a blockage period under subsection 2.2 of the Subordination Agreement, and the limitations on Subordinated Creditor from taking any Enforcement Action (as defined in the Subordination Agreement) pursuant to subsection 2.7 of the Subordination Agreement, hereby are ratified and reinstated so as to afford DSC all rights and benefits under such subsections 2.2 and 2.7 of the Subordination Agreement from and after the date hereof.

          6.      Modification of Subordinated Indebtedness. Subordinated Creditor represents and warrants that it has modified the Subordinated Indebtedness Documents to provide that, after the payments contemplated by clause (a) of the definition of Permitted Subordinated Indebtedness Payments (as modified by this Reaffirmation), the amount of the Subordinated Indebtedness outstanding at September 2010 shall be Five Million One Hundred Thirty Five Thousand Dollars ($5,135,000) .

          7.      Negotiation. If the Subordinated Indebtedness is not satisfied in September 2010 because the conditions in clause (f) of the definition of Permitted Subordinated Indebtedness Payments are not met, DSC agrees to negotiate in good faith a modification to the definition of Permitted Subordinated Indebtedness Payments that would permit some or all of the Subordinated Indebtedness to be paid either in a lump sum or over time so long as, in the opinion of DSC, the payment or payments would not impose undue strain on the financial capabilities of the Borrowers.

          8.      Miscellaneous.

          (a)      This Reaffirmation shall inure to the benefit of DSC and its respective successors and assigns and be binding upon Subordinated Creditor, each Obligor and each of their respective successors and assigns.

          (b)      Subordinated Creditor shall, at any time and from time to time, after the execution and delivery of this Reaffirmation, upon the request of DSC and at the expense of Borrowers, promptly execute and deliver such further documents and do such further acts and things as DSC from time to time reasonably may request in order to effect fully the purposes of this Reaffirmation.

          (c)      This Reaffirmation may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to and Reaffirmation of Subordination and Intercreditor Agreement to be executed as of the date first above written.

OBLIGORS:

CARBIZ INC., an Ontario corporation

By:	/s/ Carl Ritter
Name:	Carl Ritter
Its:	Chief Executive Officer

CARBIZ USA INC., a Delaware corporation

By:	/s/ Carl Ritter
Name:	Carl Ritter
Its:	Chief Executive Officer

CARBIZ AUTO CREDIT, INC., a Florida
corporation

By:	/s/ Carl Ritter
Name:	Carl Ritter
Its:	Chief Executive Officer

CARBIZ AUTO CREDIT JV1, LLC, a Florida
limited liability company

By:	/s/ Carl Ritter
Name:	Carl Ritter
Its:	Chief Executive Officer

CARBIZ AUTO CREDIT AQ, INC., a Florida
corporation

By:	/s/ Carl Ritter
Name:	Carl Ritter
Its:	Chief Executive Officer

TEXAS AUTO CREDIT, INC., a Florida
corporation

By:	/s/ Carl Ritter
Name:	Carl Ritter
Its:	Chief Executive Officer

FIFTH AMENDMENT TO AND REAFFIRMATION OF SUBORDINATION AND INTERCREDITOR AGREEMENT (TRAFALGAR)

          IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to and Reaffirmation of Subordination and Intercreditor Agreement to be executed as of the date first above written.

DSC:

DEALER SERVICES CORPORATION,
a Delaware corporation, as Lender

By:		/s/ Martin McFarland
	Name:	Martin McFarland
	Its:	EVP Finance

FIFTH AMENDMENT TO AND REAFFIRMATION OF SUBORDINATION AND INTERCREDITOR AGREEMENT (TRAFALGAR)

          IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to and Reaffirmation of Subordination and Intercreditor Agreement to be executed as of the date first above written.

SUBORDINATED CREDITOR

TRAFALGAR CAPITAL SPECIALIZED
INVESTMENT FUND, LUXEMBOURG, a Luxembourg
SICAV fund

By:	Trafalgar Capital Sarl
Its:	General Partner

By:	/s/ Robert Press
Name:	Robert Press
Its:	Director Portfolio Manager

FIFTH AMENDMENT TO AND REAFFIRMATION OF SUBORDINATION AND INTERCREDITOR AGREEMENT (TRAFALGAR)